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IMMUNOGEN, INC.

128 Sidney Street, Cambridge, MA 02139 TEL: (617) 995-2500    FAX: (617) 995-2510

October 10, 2003

Dear Shareholder:

        You are cordially invited to attend the 2003 Annual Meeting of Shareholders of ImmunoGen, Inc. (the "Company") to be held at 10:00 a.m., Boston time, on Tuesday, November 11, 2003 at the offices of the Company, 128 Sidney Street, Cambridge, Massachusetts.

        The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the matters that will be presented at the Annual Meeting. At the Annual Meeting, five members will be elected to the Board of Directors. The Board of Directors recommends the election of the five nominees named in the enclosed Proxy Statement.

        We hope that you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged to complete, sign, date and return the enclosed proxy card, or vote via the Internet or telephone, promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

Sincerely,

MITCHEL SAYARE President, Chief Executive Officer and Chairman of the Board

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY PROMPTLY.

IMMUNOGEN, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On November 11, 2003

To the Shareholders
of ImmunoGen, Inc.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ImmunoGen, Inc., a Massachusetts corporation (the "Company"), will be held at the offices of the Company, 128 Sidney Street, Cambridge, Massachusetts, on Tuesday, November 11, 2003 at 10:00 a.m., Boston time, for the following purposes:

  1.
  To fix the number of members of the Board of Directors at five and elect five members to the Board of Directors to hold office until the next annual meeting of Shareholders and until their successors are duly elected and qualified;

  2
  To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on September 12, 2003 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

        You are cordially invited to attend the Annual Meeting in person, if possible. Whether you plan to attend the Annual Meeting or not, please complete, sign and date the enclosed Proxy and return it in the envelope enclosed for this purpose, or vote via the Internet or telephone, as soon as possible. Your Proxy is revocable at any time prior to the exercise thereof by written notice received by the Company, by delivery or transmission of a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

By order of the Board of Directors

JONATHAN L. KRAVETZ, ESQ. Clerk

October 10, 2003

IMMUNOGEN, INC.

128 Sidney Street
Cambridge, Massachusetts 02139
617-995-2500

PROXY STATEMENT

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the "Board of Directors" or "Board") of ImmunoGen, Inc., a Massachusetts corporation (the "Company"), of proxies, in the accompanying form, to be used at the Annual Meeting of Shareholders to be held at the offices of the Company, 128 Sidney Street, Cambridge, Massachusetts on Tuesday, November 11, 2003 at 10:00 a.m., Boston time, and at any adjournments thereof (the "Meeting").

        Where the shareholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted as follows:

  •
  FOR the election of the five nominees for Director named herein.

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or submitting a duly executed proxy bearing a later date. Any shareholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum at the Meeting. Votes of shareholders of record who are present at the Meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the Meeting for purposes of determining whether a quorum exists. No appraisal rights exist for any action to be taken at the Meeting.

        Nominees for election as Directors at the Meeting will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting. Withholding authority to vote for a nominee for Director will have no effect on the outcome of the vote.

        If you hold your shares of Common Stock through a broker, bank or other representative, generally the broker or your representative may only vote the Common Stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter. As to the election of Directors, broker non-votes are not deemed to be present and represented and are not entitled to vote, and will have no effect on the outcome of the vote.

        The close of business on September 12, 2003 has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the Meeting. As of the close of business on September 12, 2003, the Company had 40,588,963 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by shareholders.

        The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the Directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

        Instead of submitting proxies by mail on the enclosed proxy card, shareholders have the option to submit their proxies or voting instructions electronically through the Internet or by telephone. Please note that there may be separate arrangements for using the Internet and telephone depending on whether your shares are registered in the Company's stock records in your name or in the name of a brokerage firm or bank. Shareholders should check their proxy card or voting instructions forwarded by their broker, bank or other holder of record to see which options are available.

        The Internet and telephone procedures described below for submitting your proxy are designed to authenticate stockholders' identities, to allow stockholders to have their shares voted and to confirm that their instructions have been properly recorded. Shareholders submitting proxies or voting instructions via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that would be borne by the shareholder.

        Shareholders of record who wish to vote via the Internet or telephone may submit their proxies:

  •
  through the Internet by visiting a website established for that purpose at http://www.eproxy.com/imgn and following the instructions; or

  •
  by telephone by calling the toll-free number 1-800-435-6710 and following the recorded instructions.

        This Proxy Statement and the accompanying proxy are being mailed on or about October 10, 2003 to all Shareholders entitled to notice of and to vote at the Meeting.

        The Annual Report to Shareholders for the fiscal year ended June 30, 2003 is being mailed to the Shareholders with this Proxy Statement, but does not constitute a part hereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of September 12, 2003 concerning the beneficial ownership of the Common Stock by each shareholder known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, each current member of the Board of Directors, each executive officer of the Company named in the Summary Compensation Table below, and all current executive officers and Directors of the Company as a group. Except as otherwise indicated, each shareholder has sole voting and investment power with respect to the shares beneficially owned.

Name and Address of Beneficial Owner*	Number of Shares Beneficially Owned (1)	Percentage of Shares Beneficially Owned (1)
Shire BioChem Inc. (2) 275 Armand-Frappier Blvd. Laval, Quebec PQ H7V4A7 Canada	4,096,098	10.1%
Mitchel Sayare (3)	1,092,050	2.7%
Walter A. Blättler (4)	748,478	1.8%
David W. Carter (5)	97,118	**
Michael R. Eisenson (6)	—	—
Mark Skaletsky (7)	67,947	**
Stuart F. Feiner (8)	46,285	**
John M. Lambert (9)	481,625	1.2%
Pauline Jen Ryan (10)	131,667	**
Gregg D. Beloff (11)	57,500	**
Virginia A. Lavery (12)	22,334	**
All current executive officers and Directors as a group (10 persons) (13)	2,745,004	6.8%

*
Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only.

**
Represents beneficial ownership of less than 1% of the Common Stock.

(1)
The number of shares of Common Stock issued and outstanding on September 12, 2003 was 40,588,963. Share ownership includes shares of Common Stock issuable upon exercise of certain outstanding options and warrants as described in the footnotes below.

(2)
Consists of 4,096,098 shares of Common Stock that Shire BioChem Inc. acquired upon the exercise of warrants on July 29, 2002.

(3)
Includes 855,954 shares of Common Stock that Mr. Sayare may acquire upon the exercise of options within 60 days after September 12, 2003.

(4)
Includes 665,417 shares of Common Stock that Dr. Blättler may acquire upon the exercise of options within 60 days after September 12, 2003.

(5)
Consists of 91,667 shares of Common Stock that Mr. Carter may acquire upon the exercise of options within 60 days after September 12, 2003 and 5,451 stock units granted pursuant to the Company's 2001 Non-Employee Director Stock Plan.

(6)
Michael R. Eisenson, a Director of the Company, is President and Chief Executive Officer of Charlesbank Capital Partners, LLC, the successor to Harvard Private Capital Group, Inc. and the investment advisor to Aeneas Venture Corporation ("Aeneas"). Pursuant to an agreement among the Company, Aeneas and Mr. Eisenson, grants of stock and stock options in connection with Mr. Eisenson's service as a Director are granted directly to Aeneas. Pursuant to such grants, Aeneas may acquire 92,500 shares of Common Stock within 60 days after September 12, 2003. Mr. Eisenson owns no shares of Common Stock and disclaims beneficial ownership of the shares owned by Aeneas. Mr. Eisenson's term as a Director of the Company will end at the upcoming Annual Meeting.

(7)
Includes 57,500 shares of Common Stock that Mr. Skaletsky may acquire upon the exercise of options within 60 days after September 12, 2003.

(8)
Stuart F. Feiner, a Director of the Company, is Executive Vice President, General Counsel and Secretary of Inco Limited. He is also Chairman of the general partner of North American Partners Limited Partnership II, which owns 19 shares of Common Stock. Mr. Feiner disclaims beneficial ownership of the shares of Common Stock held by North American Partners Limited Partnership II. Includes 40,834 shares of Common Stock that Mr. Feiner may acquire upon the exercise of options within 60 days after September 12, 2003 and 5,451 stock units granted pursuant to the Company's 2001 Non-Employee Director Stock Plan.

(9)
Includes 437,334 shares of Common Stock that Dr. Lambert may acquire upon the exercise of options within 60 days after September 12, 2003.

(10)
Consists of 131,667 shares of Common Stock that Ms. Ryan may acquire upon the exercise of options within 60 days after September 12, 2003.

(11)
Consists of 57,500 shares of Common Stock that Mr. Beloff may acquire upon the exercise of options within 60 days after September 12, 2003.

(12)
Consists of 22,334 shares of Common Stock that Ms. Lavery may acquire upon the exercise of options within 60 days after September 12, 2003.

(13)
See footnotes (3)-(12).

INFORMATION ABOUT THE COMPANY'S DIRECTORS AND CURRENT EXECUTIVE OFFICERS

        Under the Company's By-Laws, the number of members of the Company's Board of Directors is fixed from time to time by the shareholders, and Directors serve in office until the next annual meeting of shareholders and until their successors have been elected and qualified. The Company recommends that the shareholders fix the number of members of the Company's Board of Directors at five. The five nominees for the Board of Directors to be elected at the Meeting are Mitchel Sayare, Ph.D., Walter A. Blättler, Ph.D., David W. Carter, Stuart F. Feiner and Mark Skaletsky.

        Set forth below are the names of the persons nominated as Directors, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as Directors and the names of other public companies in which such persons hold directorships.

Name of Director	Age	Principal Occupations During at Least the Last Five Years
Mitchel Sayare	55	Mitchel Sayare, Ph.D., Chief Executive Officer, a Director since 1986 and Chairman of the Board since 1989, joined the Company in 1986. From 1986 until 1992, and currently since 1994, Mr. Sayare has served as President of the Company. From 1982 to 1985, Mr. Sayare was Vice President for Development at Xenogen, Inc., a biotechnology company specializing in monoclonal antibody-based diagnostic systems for cancer. From 1977 to 1982, Mr. Sayare was Assistant Professor of Biophysics and Biochemistry at the University of Connecticut. He holds a Ph.D. in Biochemistry from Temple University School of Medicine. Mr. Sayare serves on the Board of Directors of ImmuCell Corporation, in addition to a number of private companies.
Walter A. Blättler	54	Walter A. Blättler, Ph.D., elected a Director in September 1995, served as Vice President, Research and Development of the Company from 1987 to October 1994 and as the Company's Senior Vice President, Research and Development from October 1994 to October 1996. Since 1996, Dr. Blättler has served as the Company's Executive Vice President, Science and Technology. Dr. Blättler joined the Company in October 1987. From 1981 to 1987, Dr. Blättler was chief scientist for the ImmunoGen-supported research program at the Dana-Farber Cancer Institute. Dr. Blättler received his Ph.D. from the Swiss Federal Institute of Technology in Zurich in 1978.
David W. Carter	65	David W. Carter, Lead Director since September 2002 and a Director since June 1997, is Chief Executive Officer and a Director of Xenogen, Inc., which he joined in 1997. From 1991 to 1997, Mr. Carter was the President and Chief Executive Officer of Somatix Therapy Corporation. Mr. Carter also serves on the Board of Directors of Cell Genesys, Inc.
Stuart F. Feiner	55	Stuart F. Feiner, a Director since 1984, has been Executive Vice President, General Counsel and Secretary of Inco Limited since August 1993, after having served as Vice President, General Counsel and Secretary of Inco Limited from April 1992 to August 1993. From January 1984 until April 1992, Mr. Feiner was President of Inco Venture Capital Management, the venture capital unit of Inco Limited. Mr. Feiner serves on the Boards of Directors of certain private companies funded by Inco Venture Capital Management.

Mark Skaletsky	55	Mark Skaletsky, a Director since March 2000, has served as the Chairman of the Board and Chief Executive Officer of Essential Therapeutics, Inc. since October 25, 2001. Essential Therapeutics, Inc. is the company formed by the merger of The Althexis Company and Microcide Pharmaceuticals, Inc. On May 1, 2003, Essential Therapeutics filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. Prior to Essential Therapeutics, Mr. Skaletsky served as Chairman of the Board and Chief Executive Officer of The Althexis Company beginning in March 2000. Prior to his positions with The Althexis Company, Mr. Skaletsky served as President, Chief Executive Officer, and a Director of GelTex Pharmaceuticals, Inc. from 1993 until its acquisition by Genzyme Corporation in 2000. From 1988 to 1993, he was Chairman and Chief Executive Officer of Enzytech, Inc., a biotechnology company, and from 1983 to 1988 he was President and Chief Operating Officer of Biogen, Inc., also a biotechnology company. He is a Director of Isis Pharmaceuticals, Inc. and Paradigm Genetics, Inc.

Committees of the Board of Directors and Meetings

        Audit Committee.    David W. Carter, Stuart F. Feiner (Chairman), and Mark Skaletsky currently serve on the Company's Audit Committee. The Audit Committee engages the Company's independent accountants, reviews quarterly and annual financial statements, considers matters relating to accounting policies and internal controls and reviews the scope of annual audits.

        The Board of Directors has determined that Mark Skaletsky qualifies as an audit committee financial expert, who is independent from management, as that term is defined by the rules issued in January 2003 by the Securities and Exchange Commission under Section 407(b) of the Sarbanes-Oxley Act of 2002.

        The Board of Directors has determined that Mr. Feiner also qualifies as an audit committee financial expert, who is independent from management, through his relevant educational and professional experience. Mr. Feiner has acquired the required attributes of an audit committee financial expert through his education, his service on the audit committees of a wide range of private and public companies and interaction with chief financial and accounting officers and public accounting firms who served as independent auditors to certain companies when he was responsible for Inco Limited's venture capital unit over the 1984–1992 period and, most recently, his direct involvement and participation, as part of his responsibilities in his current employment position since 1992, in a wide range of complex financial and accounting issues involving the businesses and operations of Inco Limited.

        Compensation Committee.    David W. Carter, Michael R. Eisenson (Chairman), Stuart F. Feiner, and Mark Skaletsky currently serve on the Compensation Committee. The Compensation Committee reviews, approves and makes recommendations concerning the Company's compensation policies, practices and procedures to ensure that the legal and fiduciary responsibilities of the Board are carried out and that such policies, practices and procedures contribute to the success of the Company. The Compensation Committee also administers the Company's Restated Stock Option Plan and the 2001 Non-Employee Director Stock Plan.

        Corporate Governance and Nominating Committee.    In September 2002 the Board voted to establish a Corporate Governance and Nominating Committee. The Board has not yet created and approved a charter to define the specific duties and responsibilities of the Corporate Governance and Nominating Committee. The Board has appointed David W. Carter, Stuart F. Feiner, and Mark Skaletsky to serve on the Corporate Governance and Nominating Committee.

        Meeting Attendance.    During the fiscal year ended June 30, 2003, there were 12 meetings of the Board, five meetings of the Audit Committee and one meeting of the Compensation Committee. The Corporate Governance and Nominating Committee held no meetings during the fiscal year ended June 30, 2003. Messrs. Sayare and Carter attended all meetings of the Board. Messrs. Eisenson, Feiner, Skaletsky and Dr. Blättler attended eleven meetings of the Board. Messrs. Carter, Eisenson, Feiner and Skaletsky attended the meeting of the Compensation Committee. Messrs. Feiner and Skaletsky attended all of the meetings of the Audit Committee. Mr. Carter attended three meetings of the Audit Committee.

        Compensation Committee Interlocks and Insider Participation.    The Compensation Committee members during fiscal year 2003 were Messrs. David W. Carter, Michael R. Eisenson, Stuart F. Feiner, and Mark Skaletsky. None of these Directors is or has been an officer or employee of the Company. Mr. Sayare, though not a member of the Committee, assists the Committee in determining any compensation to be awarded to executive officers other than him. Mr. Sayare also provides supplemental information regarding performance evaluations of executive officers other than him.

        Lead Director.    In September 2002, the Board of Directors approved the appointment of David W. Carter to serve as Lead Director. The Lead Director's principal duties include: chairing and communicating to the Chief Executive Officer the results of executive Board sessions; interfacing, on behalf of the outside Directors, with management on the evaluation of strategic and other issues; communicating with non-employee directors regarding management plans and initiatives; and such other duties as the Board may from time to time determine.

Compensation of Directors

        Non-employee Directors are entitled to receive quarterly cash compensation of $1,500 for Board meetings attended in person, payable in arrears, as well as $1,500 for each Board meeting in excess of four per fiscal year attended at the Company's offices, and $500 per meeting of the Board, or any committee thereof, attended via conference call hook-up. Non-employee Directors are also entitled to a quarterly retainer of $4,500, payable in arrears. Under the provisions of the Company's 2001 Non-Employee Director Stock Plan (the "2001 Plan"), that was approved by the stockholders of the Company at the Annual Meeting of Shareholders held November 13, 2001, the non-employee Directors may elect to receive their meeting fees in the form of cash, shares of common stock or stock units and may elect to receive their quarterly retainer in the form of common stock or stock units. In September 2002, the Board of Directors recommended and approved the position of Lead Director. The Lead Director is entitled to annual cash compensation of $40,000, payable quarterly in arrears. Directors are also reimbursed for travel expenses incurred with respect to attending Board meetings. No additional compensation is paid for attendance at, or activities related to, Audit, Corporate Governance and Nominating and/or Compensation Committee meetings.

        Under the Company's Restated Stock Option Plan, each non-employee Director, upon first being elected or appointed to the Board after July 9, 1992, and on every fourth anniversary thereof assuming he remains a non-employee Director, receives options to purchase 10,000 shares of Common Stock. Further, the Board may also vote, at its discretion, to issue additional options as deemed appropriate. In July 1998, the Board also voted to grant options to purchase 50,000 shares of stock to any new non-employee Director, if and when elected to the Board. All options granted under the Plan have ten year terms and exercise prices which are equal to the fair market value of the Common Stock on the date of grant.

Summary Director Compensation Table

		Annual Compensation (1)
Name	Year	Cash		Shares of Common Stock		Stock Units
David W. Carter	2003	$40,500	(2)	—		4,999.0391
Michael R. Eisenson	2003	$10,500	(3)	4,996	(4)	—
Stuart F. Feiner	2003	$10,500		—		4,999.0391
Mark Skaletsky	2003	$9,000		4,996		—

(1)
Includes fees for one fiscal year 2002 Board meeting that were paid in fiscal year 2003.

(2)
Includes $30,000 that represents Mr. Carter's compensation for service as Lead Director during fiscal 2003.

(3)
Pursuant to an agreement between Mr. Eisenson and Harvard Management Co., Inc., all of the cash fees to which Mr. Eisenson is entitled for his performance as a non-employee Director are paid to Harvard Management Co., Inc.

(4)
Pursuant to an arrangement between Mr. Eisenson and Aeneas Venture Corporation, Mr. Eisenson has relinquished his right to receive any awards under the 2001 Plan and Aeneas Venture Corporation has agreed to accept any awards made under the 2001 Plan that are made on the basis of Mr. Eisenson's service as a non-employee Director.

Current Executive Officers

        The names of and certain other information as of the date hereof regarding each current executive officer of the Company who is not also a member of the Board is set forth below. Executive officers serve at the pleasure of the Board.

Name of Executive Officer	Age	Principal Occupations During the Last Five Years
Gregg D. Beloff	35	Gregg D. Beloff, Vice President, Finance and Chief Financial Officer, joined the Company in March 2001. From 1998 to 2001 he was employed at Adams Harkness & Hill, Inc., most recently as a Vice President in Investment Banking. From 1993 to 1996, Mr. Beloff was employed as an attorney at the law firm of Gaffin & Krattenmaker, P.C. Mr. Beloff holds a Juris Doctorate from the University of Pittsburgh and a Masters of Business Administration from Carnegie Mellon University.
Pauline Jen Ryan	36	Pauline Jen Ryan, Vice President, Business Development since 2000 and Senior Director, Business Development from 1999 to 2000, rejoined the Company in May of 1999. From 1998 to 1999, Ms. Ryan was a Vice President of Capital Management Consulting, Inc., a biomedical consulting firm. From 1994 to 1997, she was Director of Business Development of Organogenesis, Inc., a biotechnology company. Ms. Ryan holds a Masters of Business Administration from Northwestern University's Kellogg School of Management.
John M. Lambert, Ph.D	52	John M. Lambert, Ph.D., Senior Vice President, Pharmaceutical Development, joined the Company in 1987. Dr. Lambert served as the Company's Senior Director of Research from October 1994 to November 1996. Prior to joining ImmunoGen, Dr. Lambert was Assistant Professor of Pathology at the Dana-Farber Cancer Institute, where he worked on the research program supported by ImmunoGen. Dr. Lambert received his Ph.D. in Biochemistry from Cambridge University in England.
Virginia A. Lavery	39	Virginia A. Lavery, Vice President, Senior Controller and Treasurer since 2003 and Senior Corporate Controller and Treasurer since 2000, joined the Company in December 2000. During 2000, Ms. Lavery was self-employed as a financial consultant. From 1999 to 2000, Ms. Lavery was interim Chief Financial Officer of Dynamics Research Corporation, a publicly traded government contractor, after having served as Corporate Controller since 1998. From 1989 to 1998, Ms. Lavery was a Certified Public Accountant with Arthur Andersen, LLP. Ms. Lavery holds a Masters of Science in Public Accounting/Masters of Business Administration from Northeastern University's Graduate School of Professional Accounting.

EXECUTIVE COMPENSATION

        The following table (the "Summary Compensation Table") sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and to each of the Company's executive officers, other than the Chief Executive Officer, whose total annual salary and bonus exceeded $100,000 in fiscal year 2003.

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)(1)	Bonus($)	Securities Underlying Options (#)	All Other Compensation ($)(2)
Mitchel Sayare, Ph.D. Chairman of the Board, Chief Executive Officer and President	2003 2002 2001	375,000 366,115 360,000	170,000 — 130,000	95,000 150,000 165,000	5,384 4,963 3,428
Walter A. Blättler, Ph.D. Director and Executive Vice President, Science and Technology	2003 2002 2001	271,000 268,250 260,000	115,000 — 80,000	85,000 135,000 150,000	3,775 3,585 3,040
Gregg D. Beloff (3) Chief Financial Officer and Vice President, Finance	2003 2002 2001	191,619 178,722 53,846	31,114 26,250 —	35,000 60,000 75,000	3,581 1,555 139
John M. Lambert, Ph.D. Senior Vice President, Pharmaceutical Development	2003 2002 2001	232,446 210,000 210,000	73,518 — 50,000	45,000 80,000 94,500	3,862 3,509 3,039
Pauline Jen Ryan Vice President, Business Development	2003 2002 2001	198,218 184,846 180,000	62,063 — 40,000	35,000 65,000 67,500	2,471 2,503 2,497
Virginia A. Lavery (4) Vice President, Senior Controller and Treasurer	2003 2002 2001	150,075 133,269 63,692	36,960 — 7,200	30,000 22,000 30,000	3,351 2,080 24,584

(1)
Includes amounts, if any, deferred by each individual under the ImmunoGen, Inc. 401(k) Plan and Trust (the "401(k) Plan").

(2)
Fiscal year 2003 amounts include term life insurance premiums of $2,772 for Mr. Sayare, $1,358 for Dr. Blättler, $1,115 for Dr. Lambert, $374 for Ms. Ryan, $340 for Mr. Beloff and $270 for Ms. Lavery. Also included are matching contributions under the 401(k) Plan of $2,612 for Mr. Sayare, $2,417 for Dr. Blättler, $2,747 for Dr. Lambert, $2,097 for Ms. Ryan, $3,241 for Mr. Beloff and $3,081 for Ms. Lavery. Fiscal year 2001 amounts include $24,345 of fees paid to Ms. Lavery for financial consulting services provided to the Company before she became an employee of the Company.

(3)
Mr. Beloff became Chief Financial Officer and Vice President, Finance of the Company in March 2001.

(4)
Ms. Lavery became Senior Corporate Controller of the Company in December 2000.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth information regarding each stock option granted during fiscal year 2003 to each individual named in the Summary Compensation Table.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
Name	Number of Securities Underlying Options Granted (#)(1)	Percentage of Total Options Granted to Employees in Fiscal Year (%)	Exercise Price ($)(2)	Expiration Date
					5% ($)	10% ($)
Mitchel Sayare, Ph.D.	95,000	11.3	3.91	6/12/13	233,603	591,996
Walter A. Blättler, Ph.D.	85,000	10.1	3.91	6/12/13	209,013	529,680
John M. Lambert, Ph.D.	45,000	5.3	3.91	6/12/13	110,654	280,419
Gregg D. Beloff	35,000	4.2	3.91	6/12/13	86,064	218,104
Pauline Jen Ryan	35,000	4.2	3.91	6/12/13	86,064	218,104
Virginia A. Lavery	30,000	3.6	3.91	6/12/13	73,769	186,946

(1)
All options were granted on June 12, 2003 and vest ratably over three years beginning on the date of grant. Under certain circumstances, vesting of options may be accelerated and options may become fully exercisable.

(2)
The exercise price was equal to the fair market value of the Common Stock on the date of grant.

(3)
Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the optionee's continued employment through the option period and the date on which the options are exercised. These rates of appreciation are mandated by the rules of the Securities and Exchange Commission (the "Commission") and do not represent the Company's estimate or projection of future Common Stock prices.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

        The following table provides information as to each individual named in the Summary Compensation Table regarding the exercise of options during the 2003 fiscal year. In addition, this table includes the number of shares covered by both exercisable and unexercisable options as of June 30, 2003 and the value of "in the money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Common Stock.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-The-Money Options at Fiscal Year-End ($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Mitchel Sayare, Ph.D.	—	—	895,954	253,212	1,580,648	66,200
Walter A. Blättler, Ph.D.	—	—	675,417	225,000	1,171,829	59,400
Gregg D. Beloff	—	—	57,500	112,500	6,400	25,400
Pauline Jen Ryan	—	—	131,667	100,833	79,013	26,467
John M. Lambert, Ph.D.	—	—	441,334	129,833	726,315	33,267
Virginia A. Lavery	—	—	22,334	59,666	2,347	15,493

(1)
Value is based on the last sale price per share ($4.27) on June 30, 2003, as reported on the Nasdaq National Market, less the applicable option exercise price. Each option has an exercise price equal to the fair market value of the Common Stock on the date of grant.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
CHANGE IN CONTROL AGREEMENTS

        The Company currently has employment agreements with Drs. Blättler and Lambert and Mr. Sayare. These agreements currently provide for annual salaries of $280,000 for Dr. Blättler, $235,064 for Dr. Lambert, and $387,000 for Mr. Sayare. Either the Company or the executive officer may terminate these agreements upon 90 days' prior written notice. In addition, each agreement provides that the Company may terminate the employment of the executive officer at any time for cause (as defined in the respective agreements). The agreements with Dr. Blättler and Dr. Lambert also provide that these executive officers will not engage in any business competitive with the business of the Company for a period of two years following termination of employment.

        In making determinations of salary and benefits to be provided under these employment agreements, the Compensation Committee of the Board of Directors takes into consideration, in addition to contractual commitments, Company personnel policies. See also the "Compensation Committee Report on Executive Compensation."

        Contractual language is included in stock option agreements between the Company and members of its senior management group to the effect that all unvested options of the affected employee will become immediately exercisable in instances where:

  (i)
  (A)    a person becomes the beneficial owner of fifty percent or more of the voting securities of the Company, or

  (B)    the Board approves a consolidation or merger of the Company whereby the shareholders of the Company would not retain fifty percent or more of the voting securities of the Company after the consolidation or merger, and

  (ii)
  (A)    a material change is made in the Restated Stock Option Plan or an option granted thereunder (except as provided in Section 16(b) of the Plan), or

  (B)    the affected employee is, within two years, terminated for any reason other than for cause.

STOCK PRICE PERFORMANCE GRAPH

        The graph and table below compare the annual percentage change in the Company's cumulative total stockholder return on its Common Stock for the period from June 30, 1998 through June 30, 2003 (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the Company's share price at the end and the beginning of the measurement period; by (ii) the share price at the beginning of the measurement period) with the total cumulative return of the Nasdaq Stock Market Index (U.S.) and the Nasdaq Pharmaceutical Stocks Total Return Index during such period. The Company has not paid any dividends on the Common Stock, and no dividends are included in the representation of the Company's performance. The stock price performance on the graph below is not necessarily indicative of future price performance. This graph is not "soliciting material," is not deemed filed with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. Information used on the graph for the Nasdaq Pharmaceutical Stocks Total Return Index and the Nasdaq Stock Market Index (U.S.) was prepared by the Center for Research in Security Prices, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

	1998	1999	2000	2001	2002	2003
IMMUNOGEN, INC.	$100.00	$132.17	$689.31	$1142.86	$153.71	$244.00
NASDAQ STOCK MARKET INDEX (U.S.)	$100.00	$143.67	$212.43	$115.39	$78.60	$87.33
NASDAQ PHARMACEUTICAL	$100.00	$140.29	$322.16	$271.19	$159.36	$220.39

        The above graph and table assume $100 invested on June 30, 1998 with all dividends reinvested, in each of the Common Stock, the Nasdaq Stock Market Index (U.S.) and the Nasdaq Pharmaceutical Stocks Total Return Index. Upon written request by any shareholder, the Company will promptly provide a list of the companies comprising the Nasdaq Pharmaceutical Stocks Total Return Index.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION*

        The Compensation Committee of the Board is comprised entirely of non-employee Directors. The Compensation Committee determines the base salaries of the Company's executive officers and the amount of annual bonus awards, if any, to be paid to the executive officers. In addition, the Compensation Committee administers the Company's Restated Stock Option Plan, as amended (the "Plan"), under which stock options may be granted to executive officers and other employees of the Company, as well as to non-employee Directors and the Company's 2001 Non-Employee Director Stock Plan.

*
The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this report by reference.

Compensation Policy and Components of Compensation

        The Compensation Committee's fundamental executive compensation philosophy is to enable the Company to attract and retain key executives, and to motivate those executives to achieve the Company's long-term objective of becoming a profitable company. Attracting and retaining key executives is important to any organization. This challenge is especially difficult in the biotechnology industry where executives are required to remain focused and committed throughout many years of product development and financial instability.

        Each executive officer's compensation package is reviewed at least annually and may be comprised of up to three components: base salary, incentive cash bonuses and stock options. In addition, the Company's executive officers are eligible to participate in all employee benefit programs generally available to all other ImmunoGen employees.

        Progress toward the Company's broad strategic goal of becoming a profitable biopharmaceutical company is measured by specific corporate objectives and annual milestones. Personal objectives and milestones by which individual executives of the Company are evaluated fit within the framework of the Company's overall goals and objectives. The Compensation Committee considers factors such as changes in business conditions and other relevant external circumstances when evaluating the performance of the individual executives.

Base Salaries of Executive Officers

        The Compensation Committee sets the salaries of the Company's executive officers by reviewing independently-prepared surveys of biotechnology industry compensation as well as other available information on the base salaries of executive officers in comparable positions in other biotechnology companies. There is substantial overlap between the biotechnology companies whose compensation practices are reflected in such surveys and the biotechnology companies that are included in the Nasdaq Pharmaceutical Stocks Total Return Index (see "Stock Price Performance Graph"). Comparative factors considered include, but are not limited to, company size, stage of development of a company's products, and geographic location. The Compensation Committee uses the collected data as well as the experience of the members of the Compensation Committee in hiring and managing personnel to set salaries. The Compensation Committee also takes into account, for both current and new executive officers, competitive industry factors, breadth of experience, length of service and recent individual performance. It is not the Company's intent to establish fixed levels of compensation in general or for specific positions, but rather to establish compensation on a case-by-case basis as recommended by management and confirmed by the Compensation Committee. The Company's executive officer salaries, as currently paid, are estimated to range from the 26th to 88th percentile of comparable biotechnology companies. The salary of the Company's Chairman of the Board, President and Chief Executive Officer is estimated to be in the 80th percentile of such range.

        In certain cases initial annual base compensation was established pursuant to employment agreements with executive officers (see "Employment Contracts, Termination of Employment and Change in Control Agreements"). The terms of such employment contracts were reviewed and authorized by the Board (including members of the Committee but excluding any interested officer) and were consistent with the Company's compensation policies then in place.

        In July 2003, Dr. Blättler's base salary was set at $280,000 annually, Dr. Lambert's base salary was set at $235,064, Mr. Beloff's base salary was set at $198,326, Ms. Ryan's base salary was set at $205,156 and Ms. Lavery's base salary was set at $160,580.

Bonus Awards

        The Company does not have formal incentive or bonus plans for executives. In June 2002, the Board of Directors approved bonuses for all employees of the Company to be paid in July 2002. The following annual bonuses were awarded to executive officers of the Company and paid in July 2002: $115,000 to Dr. Blättler, $73,518 to Dr. Lambert, $31,114 to Mr. Beloff, $62,063 to Ms. Ryan and $36,960 to Ms. Lavery. In the fiscal year ended June 30, 2002, Mr. Beloff received a bonus of $26,250. No bonuses were awarded to any other executive officers of the Company during the fiscal year ended June 30, 2002. In January 2001, the Compensation Committee approved bonuses for all employees of the Company. On January 25, 2001, Dr. Blättler was awarded a bonus of $80,000, Dr. Lambert was awarded a bonus of $50,000, Ms. Ryan was awarded a bonus of $40,000 and Ms. Lavery was awarded a bonus of $7,200.

Stock Option Plan

        Subject to the provisions of the Plan, the Compensation Committee has the authority to determine the terms under which options are granted and the individuals to whom such options may be granted. The Compensation Committee believes that equity participation is a key component of its executive compensation program. The stock option program is the Company's major long-term incentive plan, designed to retain executive officers and other employees and motivate them to enhance shareholder value by aligning the long-term interests of the Company's employees with those of its shareholders. The Compensation Committee believes that stock options provide an effective long-term incentive for all employees to create shareholder value since the full benefit of the options cannot be realized unless an appreciation in the price of the Company's Common Stock occurs. The executive officers participate in the Plan in the same manner as all of the Company's full-time employees. Initial stock option awards for new employees, which are individually determined prior to employment, are derived from the employee's anticipated contribution to the Company's growth and are designed to be competitive with awards granted by other biotechnology companies. Subsequent annual stock option awards are based on historical levels of prior grants, position within the Company and individual performance. For fiscal years 2001, 2002 and 2003, stock options were awarded to all current executive officers in January 2001, June 2002 and June 2003, respectively. All options are issued with exercise prices equal to the fair market value of the Company's Common Stock on the date of grant. The options granted in fiscal years 2001, 2002 and 2003 vest as to one-third of the shares on each anniversary date of the date of grant. Vesting of options may be accelerated and options may become fully exercisable upon the occurrence of certain events such as a change in control of the Company (see "Employment Contracts, Termination of Employment and Change in Control Agreements").

        In addition to incentive stock options, the Committee also has discretionary authority under the Plan to grant non-qualified options to certain individuals, including executive officers of the Company. Of the current executive officers, Mr. Sayare, Dr. Blättler, Dr. Lambert, Mr. Beloff, Ms. Ryan and Ms. Lavery have each been granted non-qualified options. In each case, the options were granted with exercise prices equal to the fair market value of the Common Stock on the date of grant and vested over three or four years.

Compensation of the Chief Executive Officer

        Mr. Sayare's annual base salary has been determined in accordance with the criteria outlined in other sections of this report, the Compensation Committee's evaluation of the Company's overall performance and Mr. Sayare's individual performance. Performance was measured by the achievement of certain goals over the last several years, including the consummation of several significant financing transactions and the continued development of the Company's key technology platforms. Mr. Sayare's salary was increased to $387,000 on July 1, 2003.

        In June 2002, the Board of Directors approved bonuses for all employees of the Company to be paid in July 2002. Mr. Sayare was paid a cash bonus of $170,000 in July 2002. In 2001, Mr. Sayare was paid a cash bonus of $130,000. No cash bonus was paid to Mr. Sayare during fiscal year 2002. In fiscal 2001, Mr. Sayare was awarded options to purchase 165,000 shares of Common Stock. In fiscal 2002, Mr. Sayare was granted options to purchase 150,000 shares of Common Stock. In fiscal 2003, Mr. Sayare was granted options to purchase 95,000 shares of Common Stock. The options granted to Mr. Sayare in fiscal years 2001, 2002 and 2003 vest as to one-third of the shares each year after issuance beginning one year from the date of grant. All options are subject to Mr. Sayare's continued employment with the Company and were issued with exercise prices equal to the fair market value of the Common Stock on the date of grant.

Certain Agreements

        The Company has entered into agreements with certain of its executive officers relating to employment and separation. In making determinations of salary and benefits to be provided under these employment and separation agreements, the Compensation Committee took into consideration contractual commitments and Company policies. (See "Employment Contracts, Termination of Employment and Change in Control Agreements").

Members of the ImmunoGen, Inc. Compensation Committee
David W. Carter
Michael R. Eisenson, Chairman
Stuart F. Feiner
Mark Skaletsky

REPORT OF AUDIT COMMITTEE

        The Audit Committee, as described on page 6, is comprised of three independent Directors. The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's accounting and financial reporting principles, policies and procedures as well as the adequacy of the Company's systems of internal accounting control and the quality and integrity of the Company's financial statements. All members of the Committee meet the Nasdaq National Marketplace rules test for independence. The Committee operates pursuant to a charter that was most recently amended by the Board in October 2003 and is attached as Appendix A to this Proxy Statement (as so amended, the "Charter"). As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles, and internal accounting controls designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

        In assisting the Board in its oversight function, the Committee has considered and discussed the Company's audited financial statements for the year ended June 30, 2003 with management and the Company's independent auditors, Ernst & Young LLP. The Committee has also discussed and reviewed with the independent auditors the matters required to be discussed by the current Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. The Committee has also received the written disclosures and the letter from the independent auditors required by the current Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with the independent auditors the auditors' independence from the Company and its management. The Audit Committee has also discussed with management and the independent auditors the quality and adequacy of the Company's internal accounting controls. The Audit Committee has reviewed with the independent auditors their audit plan, audit scope and identification of audit risks for the year ended June 30, 2003 and has considered, with a view to maintaining the independence of the Company's independent auditors, the nature and scope of the non-audit services supplied to the Company by its independent auditors.

        The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, and are not employed by the Company for accounting or financial management or for any aspects of the Company's systems of internal accounting control. Members of the Committee rely, without independent verification, on the information provided to them, and on the representations made, by management and the Company's independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal accounting controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. In addition, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States or that the Company's financial statements are presented in accordance with accounting policies generally accepted in the United States.

        Based upon the reports, discussions and reviews described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter of the Audit Committee, the Committee has recommended to the Board of Directors, and the Board of Directors has

approved the Committee's recommendation that the Company's audited financial statements for the year ended June 30, 2003 be included in the Company's Annual Report to Shareholders for the year ended June 30, 2003 and the Company's Annual Report on Form 10-K for the year ended June 30, 2003 be filed with the U.S. Securities and Exchange Commission.

Members of the ImmunoGen, Inc. Audit Committe
Stuart F. Feiner, Chairman
David W. Carter
Mark Skaletsky

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and executive officers, and persons holding more than 10% of the Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Executive officers, Directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on review of the copies of such reports furnished to it and written representations that no other reports were required, during the fiscal year ended June 30, 2003, the Company's executive officers, Directors and greater than 10% beneficial owners of its Common Stock complied with all applicable Section 16(a) filing requirements.

CERTAIN TRANSACTIONS

        The holder of approximately 533,841 shares of Common Stock (the "Registrable Securities") is entitled to certain rights to register such shares under the Securities Act of 1933, as amended (the "Securities Act"), for sale to the public pursuant to a registration rights agreement by and among the Company and the holders of Registrable Securities, as amended. The holder of Registrable Securities is Aeneas Venture Corporation ("Aeneas"). Michael R. Eisenson, currently a Director of the Company, is President and Chief Executive Officer of Charlesbank Capital Partners, LLC, the successor to Harvard Private Capital Group, Inc. and the investment advisor to Aeneas. Aeneas has the right to require the Company, on not more than two occasions, whether or not the Company proposes to register any of its Common Stock for sale, to register all or part of their shares for sale to the public under the Securities Act, subject to certain conditions and limitations. In addition, Aeneas may require the Company to register all or part of its shares on Form S-3 (or a successor short form of registration) if the Company then qualifies for use of such form, subject to certain conditions and limitations. As noted above, Mr. Eisenson's term as a Director of the Company will end at the upcoming Annual Meeting.

INDEPENDENT AUDITORS

        Ernst & Young LLP, independent accountants, audited the Company's financial statements for the fiscal year ended June 30, 2003. The Company expects that representatives of Ernst & Young LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit Fees

        The Company and Ernst & Young LLP negotiated fees of $92,000 and $31,500 for their audit of the Company's annual financial statements for the fiscal year ended June 30, 2003 and for their review of the Company's Quarterly Reports on Form 10-Q filed during the last fiscal year, respectively. The Company also paid Ernst & Young LLP $6,219 related to the Company's Registration Statement on Form S-3 filed with the Securities and Exchange Commission on September 26, 2002 and $6,125 of other audit related fees.

        The Company and Ernst & Young LLP negotiated fees and expenses of $10,580 for their preparation and review of the Company's tax returns for the fiscal year ended June 30, 2002, which fees were paid during the fiscal year ended June 30, 2003. The Company also paid Ernst & Young LLP fees of $10,795 for consultation on various tax matters.

Financial Information Systems Design and Implementation Fees

        During the Company's fiscal year ended June 30, 2003, the Company did not pay Ernst & Young LLP any fees for financial information systems design and implementation.

All Other Fees

        During the Company's fiscal year ended June 30, 2003, the Company did not pay Ernst & Young LLP any other fees.

ELECTION OF DIRECTORS
(Notice Item 1)

        Under the Company's By-Laws, the number of Directors is fixed from time to time by the shareholders, and Directors serve in office until the next Annual Meeting and until their successors have been elected and qualified. At the Meeting the number of Directors will be fixed at five and five Directors will be elected.

        The enclosed Proxy, unless authority to vote is withheld, will be voted for the election of the nominees named herein as Directors of the Company. The nominees are Mitchel Sayare, Ph.D., Walter A. Blättler, Ph.D., David W. Carter, Stuart F. Feiner, and Mark Skaletsky. The Board has no reason to believe that any nominee will become unavailable. However, in the event that any one or more of such nominees shall unexpectedly become unavailable for election, votes will be cast, pursuant to authority granted by the enclosed Proxy, for such person or persons as may be designated by the Board.

        A plurality of the votes cast at the Meeting is required to elect each nominee as a Director.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE NUMBER OF DIRECTORS BE FIXED AT FIVE AND RECOMMENDS THE ELECTION OF THE NOMINEES AS DIRECTORS.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

        In order to be considered for inclusion in the proxy statement distributed to shareholders prior to the Company's annual meeting in 2004, the Company must receive a shareholder proposal no later than June 14, 2004. Proposals should be delivered in writing to ImmunoGen, Inc., 128 Sidney Street, Cambridge, Massachusetts 02139. One or more shareholders who hold at least a one-tenth part in interest of the capital stock entitled to vote at the meeting and who do not wish to include their proposal in such proxy statement but who wish to present a proposal at the Company's annual meeting of shareholders in 2004, must notify the Company in writing at the above-referenced address no later than October 22, 2004. All other shareholders who wish to present a proposal at such annual meeting must notify the Company in writing at the above-referenced address no later than August 27, 2004 in order for their proposal to be considered timely for purposes of Rule 14a-4 under the Securities Exchange Act of 1934, as amended. Pursuant to Rule 14a-4, management proxies may confer discretionary authority to vote on any matters presented by a shareholder at the Meeting if the proposals are received by the Company after August 27, 2004.

        The Board does not know of any other matters that will be brought before the Meeting. If other business is properly presented for consideration at the Meeting, it is intended that the shares represented by the enclosed Proxy will be voted in accordance with the judgment of Mitchel Sayare, Ph.D. and Walter A. Blättler, Ph.D. or either of them, acting as proxies, on such matters.

        In order that your shares may be represented if you do not plan to attend the Meeting, and in order to assure the required quorum, please complete, sign, date and return your Proxy promptly.

        The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003 (other than exhibits attached thereto) filed by the Company with the Commission, which provides additional information about the Company, is available to beneficial owners of the Company's Common Stock without charge upon written or oral request to the Company's Investor Relations Department at 128 Sidney Street, Cambridge, Massachusetts 02139 (tel: 617-995-2500).

                      By order of the Board of Directors

                      JONATHAN L. KRAVETZ, ESQ.
                      Clerk

October 10, 2003

APPENDIX A

IMMUNOGEN, INC.
Charter of the Audit Committee of the Board of Directors, as amended*

*
Last amended as of October 3, 2003

I.     Purpose of The Audit Committee

        The function and purpose of the Audit Committee is to provide assistance to the Board of Directors (the "Board") of ImmunoGen, Inc. (the "Company") in fulfilling its oversight responsibilities relating to: (i) corporate accounting principles, policies, procedures and controls; (ii) financial reporting practices, policies, procedures and controls; (iii) the adequacy of the systems of internal and financial reporting controls; (iv) the quality and integrity of the financial information and reports of the Company; (v) the independent auditors' qualifications, performance and independence; and (vi) the Company's compliance with all applicable legal and regulatory requirements with respect to financial reporting principles, policies, practices and procedures. To accomplish this function and purpose, the Audit Committee's primary duties and responsibilities are to:

  1.
  assist the Board in overseeing the Company's accounting and financial reporting principles, policies and procedures and internal controls and procedures, all of which are designed to assure compliance with accounting standards and applicable laws and regulations;

  2.
  assist the Board in overseeing the integrity of the Company's policies, procedures, practices and systems covering the security of Company information stored, maintained and transmitted electronically or by or through any electronic device and any significant breaches in such policies, procedures, practices and systems;

  3.
  oversee the preparation of the Company's financial statements and the independent audit thereof;

  4.
  appoint, retain and terminate the Company's independent auditors;

  5.
  evaluate the independence of the independent auditors; and

  6.
  engage the independent auditors for the performance of any audit and non-audit services.

        The primary responsibility of the Audit Committee is oversight. In fulfilling its role, it is recognized that the members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including, but not limited to, in respect of the independence of independent auditors. As such, it is not the duty or the responsibility of the Audit Committee or any of its members to conduct any type of audit or accounting review or procedure or set auditor independence standards. Each member of the Audit Committee shall be entitled to reasonably rely on: (i) the integrity of those persons and organizations within and independent of the Company from whom it receives information; (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (in which event such occurrence shall be promptly reported to the Board); and (iii) representations made by the management of the Company.

        The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is also responsible for establishing and maintaining the appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting and independence standards and all applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit and reviews, including reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q and other procedures and in connection with the audit of the Company's annual financial statements prior to the filing of each Annual Report on Form 10-K.

        The independent auditors for the Company are accountable to the Board and to the Audit Committee, given that the Board and the Audit Committee are representatives of the shareholders of the Company. The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolving any disagreements between management and the independent auditors regarding financial reporting or any other areas). The Audit Committee has the authority and responsibility to appoint, retain and terminate the Company's independent auditors. The independent auditors shall report directly to the Audit Committee.

II.    Composition of The Audit Committee

        The Audit Committee shall be comprised of at least three members of the Board ("Directors"), as determined by the Board upon the recommendation of the Corporate Governance and Nominating Committee. Each Audit Committee member must be independent of the Company and its subsidiaries; that is, no member of the Audit Committee may be an officer or employee of the Company or its subsidiaries, and each member shall be free of any relationship with the Company or its subsidiaries which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. In addition, each member must satisfy the independence and financial and other requisite expertise requirements under the applicable rules of the National Association of Securities Dealers, Inc., the Sarbanes-Oxley Act of 2002 or any other applicable securities exchange or other regulatory body.

        No member of the Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee or other payment from the Company other than (i) any annual retainer and meeting fees, which may be received in cash, common shares, share units, stock options or any other in-kind consideration ordinarily available to non-employee Directors and (ii) other regular benefits received by other non-employee Directors, as long as such fees, payments or benefits are received as compensation for the member's service to the Board or a Committee thereof.

        The members of the Audit Committee shall be elected by the Board annually. A chairperson (the "Chairperson") shall be selected by the Board from among its members, and either the Board or the Chairperson shall periodically review the performance of each member of the Audit Committee to assess his or her effectiveness as an Audit Committee member.

III.  Meetings of The Audit Committee

        The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate, to meet its oversight responsibility, including discussing with management the annual audited financial statements, the quarterly financial statements or any other matters which the Audit Committee deems necessary to carry out its duties and responsibilities. The Audit Committee may request any officer or employee of the Company or the Company's independent counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. In addition, the Audit Committee shall meet at least quarterly with the independent auditors separate from management to discuss, as applicable, the annual audited financial statements, the quarterly financial statements, the matters which the independent auditors are required from time to time to discuss with the Audit Committee and any other matters which the Audit Committee deems necessary to carry out its duties and responsibilities.

        Members of the Audit Committee may participate in a meeting of the Audit Committee by means of a conference call or other communications equipment by means of which all persons participating in the meeting can hear each other.

IV.    Duties and Powers of The Audit Committee

        To carry out its function and purpose, the Audit Committee shall have the following duties, powers and responsibilities:

  1.
  With respect to the independent auditors:

  a.
  to appoint, retain and terminate the independent auditors;

  b.
  to approve all audit engagement fees and terms;

  c.
  to oversee and monitor the performance of the independent auditors, including instructing the independent auditors of the Company that they are ultimately accountable to the Board and the Audit Committee, as representatives of the shareholders; and

  d.
  to pre-approve all audit and non-audit services to be provided by the independent auditors, including all services deemed necessary or desirable to facilitate the Company's compliance with all applicable laws and regulations, including such laws and regulations associated with the issuance of securities (which may involve having such auditors participate in due diligence sessions, prepare comfort letters and agreed-upon procedures letters, and provide consents in connection with any such issuances). The Audit Committee shall determine whether the performance of any non-audit services provided to the Company by the independent auditors conflicts with or impedes the objectivity or independence of the independent auditors.

  2.
  With respect to the following matters the Audit Committee shall oversee, review and/or deliver reports to the Board, and when necessary obtain the Board's approval, regarding:

  a.
  the appointment, retention and termination of the independent auditors and the performance and independence of such auditors;

  b.
  the fees paid to the independent auditors for all audit and non-audit services;

  c.
  the nature and scope of non-audit services to be performed by the independent auditors;

  d.
  any relationships or services that may affect the quality of audit services or the objectivity or independence of the Company's independent auditors;

  e.
  any reports the Audit Committee obtains from the independent auditors in connection with any audit relating to the Company's annual audited financial statements, including: (i) a description of all critical accounting policies and practices used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management; (iii) the ramifications of the use of such alternative treatments; (iv) the treatment preferred by the independent auditors; and (v) any material written communications between the independent auditors and management, such as any "management" letters or schedule of unadjusted differences;

    f.
    the qualifications, performance and independence of the lead partner and other key members of the audit team of the independent auditors;

    g.
    discussions with management on the timing and process for implementing the rotation of the lead audit partner and the reviewing partner of the independent auditors, which rotation shall occur not less than once every five (5) years, and consideration of whether there should be a regular rotation of the independent auditors themselves;

    h.
    the following policies, procedures and controls maintained by the independent auditors: (i) material issues raised by the most recent internal quality-control review or peer review of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five (5) years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; (ii) all relationships between the independent auditors and the Company, including each non-audit service provided to the Company; and (iii) all of the matters set forth in Independence Standards Board Standard No. 1 ("ISB No. 1") and any other similar standards or other requirements applicable to the independent auditors, including the receipt of the written statement from the independent auditors required by ISB No.1;

    i.
    any changes in significant accounting policies and the effect of each such change on the overall accounting and financial reporting practices and the financial statements of the Company;

    j.
    the annual financial statements (including the notes thereto) and related financial material and the independent auditors' report to be included in the Company's Annual Report to Shareholders and Annual Report on Form 10-K and any other similar filings with regulatory agencies, stock exchanges and other bodies as may be required;

    k.
    the quarterly financial results of the Company prior to their inclusion in any Quarterly Report on Form 10-Q and any similar filings to be made with any regulatory agencies, stock exchanges or other bodies;

    l.
    the results of any special investigation undertaken by the Committee at the request of the Board; and

    m.
    the integrity of the Company's policies, procedures, practices and systems covering the security of Company information stored, maintained and transmitted electronically or by or through any electronic device and any significant breaches in such policies, procedures, practices and systems;

    n.
    the adequacy of the Company's systems of internal accounting control, management's performance in maintaining and improving these systems and any recommendations made by the independent auditors relative to improvements to these systems;

  3.
  With respect to documents/reports:

  a.
  to review and assess, at least annually, the adequacy of this Charter, and to make recommendations to the Board, as conditions dictate, to amend or update this Charter;

  b.
  to review with management and the independent auditors the Company's annual financial statements, including a discussion with the independent auditors of the matters required to be discussed by Statement of Auditing Standards No. 61, Communication With Audit Committees ("SAS No. 61"), and any similar standards or other requirements applicable to such auditors; and

  c.
  to require the independent auditors to conduct an interim financial review, in accordance with Statement of Auditing Standards No. 100, Interim Financial Information, prior to filing by the Company of its quarterly report on Form 10-Q, and to discuss with the independent auditors, when needed as determined by SAS No. 61, matters relevant to the Form 10-Q prior to the Company's filing of such document or prior to the release of earnings. The Chairperson of the Audit Committee, or any individual member selected by the Audit Committee, may represent the entire Audit Committee for purposes of this paragraph.

  4.
  With respect to the financial reporting principles, processes, practices and internal accounting controls and procedures:

  a.
  to advise management and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

  b.
  to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61, as may be modified or supplemented including reports and/or communications related to:

  i.
  deficiencies noted in the audit in the design or operation of internal controls;

  ii.
  consideration of fraud in a financial statement audit;

  iii.
  detection of illegal acts;

  iv.
  the independent auditors' responsibility under U.S. generally accepted auditing standards;

  v.
  any restriction on audit scope;

  vi.
  significant accounting policies;

  vii.
  any issues of significance discussed with the independent auditors' national office respecting auditing or accounting issues presented by the engagement;

  viii.
  management judgments and accounting estimates;

  ix.
  any accounting adjustments arising from the audit that were noted or proposed by the auditors but were excluded (whether or not they were material);

  x.
  the responsibility of the independent auditors for other information in documents containing audited financial statements;

  xi.
  disagreements with management;

      xii.
      consultation by management with other accountants;

      xiii.
      major issues discussed with management prior to retention of the independent auditors;

      xiv.
      difficulties encountered with management in performing the audit;

      xv.
      the independent auditors' judgments about the quality of the Company's accounting principles; and

      xvi.
      reviews of interim financial information conducted by the independent auditors.

    c.
    to discuss the scope of the annual audit by the independent auditors;

    d.
    to discuss the annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

    e.
    to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management or the independent auditors, relating to the Company's financial statements;

    f.
    to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

    g.
    to discuss any "management" or "internal control" letters issued, or proposed to be issued, by the independent auditors to the Company;

    h.
    to review, in consultation with management and the independent auditors, the integrity of the Company's financial reporting processes, both internal and external;

    i.
    to review, in consultation with management and the independent auditors, the integrity of the Company's information security policies, procedures and processes, both internal and external;

    j.
    to establish a regular system of reporting to the Audit Committee by management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements;

    k.
    to review any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements;

    l.
    during its regularly scheduled or special meetings, to meet separately with the independent auditors;

    m.
    prior to the commencement thereof, to review the planned scope of the annual examination to be undertaken by the independent auditors as well as the results of such examination and the recommendations of the independent auditors; and

    n.
    to obtain the independent auditors' assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, and all applicable rules and regulations thereunder, which sets forth certain procedures to be followed in any audit of financial statements required under such rules and regulations and the role and responsibility of the Audit Committee.

  5.
  With respect to legal compliance/general:

  a.
  to review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements;

  b.
  to report through the Chairperson or other Audit Committee member to the Board following meetings of the Audit Committee;

  c.
  to maintain minutes or other records of meetings and activities of the Audit Committee.

  d.
  to establish procedures for

  i.
  the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

  ii.
  the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  e.
  To review and approve, prior to the Company's entry into any such transactions, all transactions between the Company and its executive officers, members of its Board of Directors, beneficial holders of more than 5% of the Company's securities, immediate family members of any of the foregoing persons, and any other parties whom the Board of Directors determines are related parties.

V.     Resources and Authority of The Audit Committee

        The Audit Committee shall have the resources and authority appropriate to fully discharge its functions, duties and responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants without seeking the approval of the Board or management.

PROXY	IMMUNOGEN, INC.	PROXY

PROXY SOLICITED BY THE BOARD OF DIRECTORS
OF IMMUNOGEN, INC. FOR THE
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 11, 2003

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated October 10, 2003, and does hereby appoint Mitchel Sayare, Ph.D. and Walter A. Blättler ("the proxies") or either of them, the undersigned's attorneys-in-fact and proxies, with full power of substitution in each, for and in the name of the undersigned, with all the powers the undersigned would possess if personally present, hereby revoking any proxy heretofore given, to appear and represent and vote all shares of Common Stock of ImmunoGen, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at the offices of the Company, 128 Sidney St., Cambridge, Massachusetts on Tuesday, November 11, 2003, at 10:00 a.m., Boston time, and at any adjournments thereof.

PLEASE FILL IN REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE

Address Change/Comments (Mark the corresponding box on the reverse side)

-FOLD AND DETACH HERE-

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS INDICATED, SUCH SHARES WILL BE VOTED FOR ITEM 1.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE
Item 1.	Election of Directors:
	01 Mitchel Sayare 02 Walter A. Blättler 03 David W. Carter	04 Stuart F. Feiner 05 Mark Skaletsky
	FOR ALL NOMINEES LISTED ABOVE (except those crossed out) ☐	WITHHOLD AUTHORITY to vote for all nominees ☐
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility. ☐
I plan to attend the meeting ☐
This proxy may be revoked in writing or any time prior to the voting thereof.

Please date and sign exactly as name appears on this card. Joint owners should each sign. Please give full title when signing as executor, administrator, trustee, attorney, guardian for a minor, etc. Signatures for corporations and partnerships should be in the corporate or firm name by a duly authorized person. Please return this proxy promptly in the enclosed envelope.
Signature
Date
Signature
Date

-FOLD AND DETACH HERE-

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/imgn		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

QuickLinks

PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
INFORMATION ABOUT THE COMPANY'S DIRECTORS AND CURRENT EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS
STOCK PRICE PERFORMANCE GRAPH
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
REPORT OF AUDIT COMMITTEE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN TRANSACTIONS
INDEPENDENT AUDITORS
ELECTION OF DIRECTORS (Notice Item 1)
SHAREHOLDER PROPOSALS AND OTHER MATTERS
APPENDIX A
PROXY